CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this combined Prospectus/Proxy Statement and Statement of Additional Information constituting parts of this Registration Statement on Form N-14 (the “Registration Statement”) of our report dated May 26, 2005 relating to the financial statements and financial highlights appearing in the March 31, 2005 Annual Report to Shareholders of Nations Value Fund, our report dated September 16, 2004, relating to the financial statements and financial highlights appearing in the July 31, 2004 Annual Report to Shareholders of the Columbia Growth & Income Fund and our report dated December 21, 2004, relating to the financial statements and financial highlights appearing in the October 31, 2004 Annual Report to Shareholders of the Columbia Tax-Managed Value Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings of “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statements of Additional Information of Nations Government Securities Fund dated August 1, 2004, Columbia Growth & Income Fund dated December 1, 2004, and Columbia Tax-Managed Value Fund dated March 1, 2005, which have also been incorporated by reference into the Registration Statement.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 16, 2005

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this combined Prospectus/Proxy Statement and Statement of Additional Information constituting parts of this Registration Statement on Form N-14 (the “Registration Statement”) of our report dated May 26, 2005 relating to the financial statements and financial highlights appearing in the March 31, 2005 Annual Report to Shareholders of Nations Mid Cap Value Fund, and our report dated November 15, 2004, relating to the financial statements and financial highlights appearing in the September 30, 2004 Annual Report to Shareholders of the Columbia Mid Cap Value Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings of “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statements of Additional Information of the Nations Mid Cap Value Fund dated August 1, 2004 and Columbia Mid Cap Value Fund dated February 1, 2005, which have also been incorporated by reference into the Registration Statement.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 16, 2005

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this combined Prospectus/Proxy Statement and Statement of Additional Information constituting parts of this Registration Statement on Form N-14 (the “Registration Statement”) of our report dated May 26, 2005 relating to the financial statements and financial highlights appearing in the March 31, 2005 Annual Report to Shareholders of Nations Large Cap Index Fund, and our report dated May 20, 2005, relating to the financial statements and financial highlights appearing in the March 31, 2005 Annual Report to Shareholders of the Columbia Large Company Index Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings of “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statements of Additional Information of the Nations Large Cap Index Fund dated August 1, 2004 and Columbia Large Company Index Fund dated August 1, 2004, which have also been incorporated by reference into the Registration Statement.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 16, 2005

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this combined Prospectus/Proxy Statement and Statement of Additional Information constituting parts of this Registration Statement on Form N-14 (the “Registration Statement”) of our report dated May 26, 2005 relating to the financial statements and financial highlights appearing in the March 31, 2005 Annual Report to Shareholders of Nations Small Cap Index Fund, and our report dated May 20, 2005, relating to the financial statements and financial highlights appearing in the March 31, 2005 Annual Report to Shareholders of the Columbia Small Company Index Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings of “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statements of Additional Information of the Nations Small Cap Index Fund dated August 1, 2004 and Columbia Small Company Index Fund dated August 1, 2004, which have also been incorporated by reference into the Registration Statement.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 16, 2005

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this combined Prospectus/Proxy Statement and Statement of Additional Information constituting parts of this Registration Statement on Form N-14 (the “Registration Statement”) of our report dated May 26, 2005 relating to the financial statements and financial highlights appearing in the March 31, 2005 Annual Report to Shareholders of Nations Short Term Income Fund and Nations Short Intermediate Government Fund, and our report dated October 18, 2004, relating to the financial statements and financial highlights appearing in the August 31, 2004 Annual Report to Shareholders of the Columbia Short Term Bond Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings of “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statements of Additional Information of Nations Short Term Income Fund and Nations Short Intermediate Government Fund dated August 1, 2004 and Columbia Short Term Bond Fund dated January 1, 2005, which have also been incorporated by reference into the Registration Statement.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 16, 2005

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this combined Prospectus/Proxy Statement and Statement of Additional Information constituting parts of this Registration Statement on Form N-14 (the “Registration Statement”) of our report dated May 26, 2005 relating to the financial statements and financial highlights appearing in the March 31, 2005 Annual Report to Shareholders of Nations Intermediate Bond Fund, and our report dated June 18, 2004, relating to the financial statements and financial highlights appearing in the April 30, 2004 Annual Report to Shareholders of the Columbia Intermediate Government Income Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings of “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statements of Additional Information of the Nations Intermediate Bond Fund dated August 1, 2004 and Columbia Intermediate Government Income Fund dated September 1, 2004, which have also been incorporated by reference into the Registration Statement.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 16, 2005

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this combined Prospectus/Proxy Statement and Statement of Additional Information constituting parts of this Registration Statement on Form N-14 (the “Registration Statement”) of our report dated May 26, 2005 relating to the financial statements and financial highlights appearing in the March 31, 2005 Annual Report to Shareholders of Nations Florida Intermediate Municipal Bond Fund and Nations Florida Municipal Bond Fund, and our report dated December 21, 2004, relating to the financial statements and financial highlights appearing in the October 31, 2004 Annual Report to Shareholders of the Columbia Florida Intermediate Municipal Bond Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings of “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statements of Additional Information of Nations Florida Intermediate Municipal Bond Fund and Nations Florida Municipal Bond Fund dated August 1, 2004 and Columbia Florida Intermediate Municipal Bond Fund dated March 1, 2005, which have also been incorporated by reference into the Registration Statement.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 16, 2005

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this combined Prospectus/Proxy Statement and Statement of Additional Information constituting parts of this Registration Statement on Form N-14 (the “Registration Statement”) of our report dated May 26, 2005 relating to the financial statements and financial highlights appearing in the March 31, 2005 Annual Report to Shareholders of Nations Bond Fund, and our report dated October 18, 2004, relating to the financial statements and financial highlights appearing in the August 31, 2004 Annual Report to Shareholders of the Columbia Fixed Income Securities Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings of “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statements of Additional Information of the Nations Bond Fund dated August 1, 2004 and Columbia Fixed Income Securities Fund dated January 1, 2005, which have also been incorporated by reference into the Registration Statement.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 16, 2005